State of Delaware
Secretary of State
Division of Corporations
Delivered 04:33 PM 08/27/2018
FILED 04:33 PM 08/27/2018
SR 20186372532 - File Number 4509575

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INTIVA BIOPHARMA INC.

Intiva BioPharma Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. This Certificate of Amendment (the "**Certificate of Amendment**") amends the provisions of the Corporation's Certificate of Incorporation, as amended and filed with the Secretary of State (the "**Certificate of Incorporation**").

2. Article I of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

   The name of the Corporation is "Zemek BioPharma, Inc."

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5. This amendment shall be effective on September 10, 2018.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Alain Bankier, its Interim Chief Executive Officer, this 24th day of August, 2018.

By________________________
Alain Bankier
Interim Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:19 PM 09/25/2018
FILED 04:19 PM 09/25/2018
SR 20186832015 - File Number 4509575

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ZEMEK BIOPHARMA, INC.

Zemek BioPharma, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. This Certificate of Amendment (the "**Certificate of Amendment**") amends the provisions of the Corporation's Certificate of Incorporation, as amended and filed with the Secretary of State (the "**Certificate of Incorporation**").

2. Article I of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

   The name of the Corporation is "Nexien BioPharma, Inc."

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5. This amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Alain Bankier, its Interim Chief Executive Officer, this 25th day of September, 2018.

By ____________________
Alain Bankier
Interim Chief Executive Officer